Exhibit 99.2
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                             STILWELL FINANCIAL INC.

            UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                  (Dollars in Millions, Except Per Share Data)

                                                                      September 30,
                                                        ---------------------------------------------
                                                        Historical      Pro Forma           Pro Forma
                                                           2001        Adjustments             2001
                                                           ----        -----------             ----
ASSETS
Current assets:
     Cash and cash equivalents......................    $     430.4    $  (216.9)  (a)     $    213.5
     Accounts receivable............................          123.2                             123.2
     Investments in advised funds...................           25.2                              25.2
     Other current assets...........................           61.4                              61.4
                                                        -----------    ---------           ----------
          Total current assets......................          640.2       (216.9)               423.3

Investments held for operating purposes.............          438.3                             438.3
Property and equipment, net.........................          109.3                             109.3
Intangibles and other assets, net....................         865.6        271.2   (b) (c)    1,136.8
Goodwill, net  .....................................          603.3        370.2   (b)          973.5
                                                        -----------    ---------           ----------
             Total assets...........................    $   2,656.7    $   424.5           $  3,081.2
                                                        ===========    =========           ==========


LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Current portion of long-term debt..............    $     692.9    $      --           $    692.9
     Accounts and wages payable......................          24.7                              24.7
     Accrued compensation and benefits..............           65.5                              65.5
     Income taxes payable...........................           57.5                              57.5
     Accrued liability to third party administrators.          19.0                              19.0
     Other accrued liabilities......................           30.6                              30.6
                                                        -----------    ---------            ---------
          Total current liabilities.................          890.2           --                890.2

Other liabilities:
     Long-term debt..................................                      399.5   (d)          399.5
     Deferred income taxes..........................          378.0         90.6   (b) (e)      468.6
     Other liabilities..............................           31.0                              31.0
                                                        -----------    ---------           ----------
          Total liabilities.........................        1,299.2        490.1              1,789.3
                                                        -----------    ---------           ----------

Minority interest in consolidated subsidiaries......           90.9        (46.6)  (b) (e)       44.3
                                                        -----------    ---------           ----------

STOCKHOLDERS' EQUITY
Preferred stock ($1.00 par, 10,000,000 shares
    authorized, none issued).........................
Common stock ($0.01 par, 1,000,000,000 shares
    authorized, 224,790,650 shares issued and
    220,895,721 shares outstanding)..................           2.2                               2.2
Retained earnings                                           1,219.4        (19.0)  (e)        1,200.4
Accumulated other comprehensive income..............           45.0                              45.0
                                                        -----------    ---------           ----------
          Total stockholders' equity................        1,266.6        (19.0)             1,247.6
                                                        -----------    ---------           ----------

          Total liabilities and stockholders' equity    $   2,656.7    $   424.5           $  3,081.2
                                                        ===========    =========           ==========

  See Notes to Unaudited Pro Forma Consolidated Condensed Financial Statements.

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